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                                                                [EXECUTION COPY]


                                LETTER AMENDMENT

                                                            Dated as of
                                                            December 8, 1994

To the Lenders listed on the
   signature pages below


Ladies and Gentlemen:

     We refer to the Credit Agreement, dated as of December 13, 1993 (the "CREDIT AGREEMENT"), among the undersigned, you and Citibank, N.A., as Agent. Unless otherwise defined herein, the terms defined in the Credit Agreement are used herein as therein defined.

     Pursuant to Section 2.17 of the Credit Agreement, the Borrower hereby requests that the Lenders consent to a 360-day extension of the Termination Date, to December 3, 1995. In addition, the Borrower hereby requests that the Lenders consent to a waiver of the time requirements of Section 2.17 of the Credit Agreement for submitting this request and obtaining the consent of the Lenders; provided that the consent of all Lenders shall be obtained no later than December 8, 1994.

     You have indicated your willingness to agree to the foregoing. You have also indicated your willingness to adjust the Applicable Margins and the commitment fees. Accordingly, the Borrower and all the Lenders agree, subject to the satisfaction of the conditions set forth herein, as follows:

     a. The Lenders consent to the Borrower's request for an extension of the Termination Date to December 3, 1995.

     b.   The definition of the term "APPLICABLE MARGIN" set forth in Section
          1.01 of the Credit Agreement is amended and restated in its entirety as follows:

               "APPLICABLE MARGIN" means, for any Base Rate Advances, 0.00% PER ANNUM, and for any CD Rate Advance or Eurodollar Rate Advance, the percentage PER ANNUM set forth below, determined in accordance with the following

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          table by reference to the Applicable Rating Level in effect from time to time:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
APPLICABLE RATING           EURODOLLAR RATE ADVANCE          CD RATE ADVANCE
     LEVEL                    APPLICABLE MARGINS           APPLICABLE MARGINS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        I                          0.3125%                       0.4375%
--------------------------------------------------------------------------------
       II                          0.4325%                       0.5575%
--------------------------------------------------------------------------------
      III                          0.50%                         0.625%
--------------------------------------------------------------------------------
       IV                          0.85%                         0.975%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          Any change in the Applicable Rating Level shall cause an immediately effective change in the Applicable Margins of Eurodollar Rate Advances and CD Rate Advances."


     c. The Credit Agreement is amended by adding the following definition in alphabetical order to Section 1.01:

               "APPLICABLE RATING LEVEL" shall be determined at any time on the basis of the lower of the S&P Rating or Moody's Rating in accordance with the following table, which Applicable Rating Level shall be redetermined effective on the date of the announcement of a change in the S&P Rating or the Moody's Rating:


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--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 APPLICABLE
RATING LEVEL                        S&P RATING                 MOODY'S RATING
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        I                          A- or higher              A3 or higher
--------------------------------------------------------------------------------
       II                          Lower than A- but         Lower than A3 but
                                   higher than BBB-          higher than Baa3
--------------------------------------------------------------------------------
      III                          BBB-                      Baa3
--------------------------------------------------------------------------------
       IV                          Lower than BBB-           Lower than Baa3 or
                                   unrated                   unrated
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


          The Borrower agrees to notify the Agent promptly upon each change in the Moody's Rating or the S&P Rating."


     d. Section 2.04(a) of the Credit Agreement is amended and restated in its entirety as follows:

               "(a) The Borrower agrees to pay to the Agent for the account of each Lender a commitment fee on the average daily unused portion of such Lender's Commitment (after giving effect to any Auction Reduction) from the date hereof in the case of each Bank and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender until the earlier to occur of the Termination Date and, in the case of the termination in whole of a Lender's Commitment pursuant to Section 2.05, the date of such termination, payable on the last day of each March, June, September and December during such period (commencing December 31, 1993) and on the earlier to occur of the Termination Date and, in the case of the termination in whole of a Lender's Commitment pursuant to Section 2.05, the date of such termination, at the rate determined in accordance with the following table by reference to the Applicable Rating Level in effect from time to time:


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                   -----------------------------------------------
                   -----------------------------------------------
                        APPLICABLE                 COMMITMENT
                       RATING LEVEL                 FEE RATE
                   -----------------------------------------------
                   -----------------------------------------------
                             I                       0.125%
                   -----------------------------------------------
                            II                       0.15%
                   -----------------------------------------------
                           III                       0.175%
                   -----------------------------------------------
                            IV                       0.30%
                   -----------------------------------------------

          Any change in the Applicable Rating Level shall cause an immediately effective change in the commitment fee rate."


     On and after the effective date of this letter amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this letter amendment. The Credit Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

     If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning thirty counterparts of your signature page to this letter amendment to the Agent, in care of King & Spalding, 120 West 45th Street, 32nd Floor, New York, New York 10036, Attention of Jeff V. Nelson, who will cause fully executed counterparts to be distributed to each of us upon his receipt thereof. This letter amendment shall become effective as of the date first written above if, on or before such date, (i) counterparts of this letter amendment shall have been executed by all the Lenders and (ii) the Agent shall have received the documents required to be delivered to the Agent and the Lenders by the Borrower pursuant to Section 2.17 of the Credit Agreement, including the opinions required thereby in substantially the forms of Exhibit A and Exhibit B hereto. This letter amendment shall be effective solely for the purpose described herein and shall have no effect on any other provision contained in the Credit Agreement. This letter amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


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     This letter amendment may be executed in any number of counterparts and by any combination of parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same agreement.


                                    Very truly yours,

                                    UTILICORP UNITED INC.



                                    By____________________________
                                        Name:
                                        Title:



Agreed as of the date
first above written:

CITIBANK, N.A., as Agent and a Lender



By___________________________
   Name:
   Title: